Prospectus/Proxy Statement–
Please Vote Today!
Federated Treasury Cash Series II
(a Portfolio of Cash Trust Series II)
Time is of the essence. Voting only takes a few minutes and your participation is important! We recommend that you read the enclosed Prospectus/Proxy Statement in its entirety; the explanation will help you decide on the vote.
Thank you in advance for your vote and your continued support of the Federated Funds.
Federated Treasury Cash Series II (TCSII) will hold a special meeting of shareholders on September 9, 2014. Please refer to the enclosed Prospectus/Proxy Statement as well as the highlighted information below for details on the proposal.
Why am I being asked to vote?
Certain mutual funds are required to obtain shareholders' votes for certain types of events, like the one described here and in the accompanying Prospectus/Proxy Statement. As a shareholder, you have a right to vote on these events, and we urge you to do so. A prompt response will save the expense of additional follow-up mailings and solicitations.
What is the proposal?
The proposal is to reorganize TCSII into Federated Treasury Obligations Fund (TOF) (the “Reorganization”).
Why has the Board of Trustees recommended that I vote in favor of the proposal?
•	The Board of Trustees of TCSII, including a majority of the trustees who are not interested persons (as that term is defined in the Investment Company Act of 1940) recommends you vote in favor of the proposal because it believes that the Reorganization is in the best interests of TCSII and its shareholders and that the interests of existing shareholders will not be diluted as a result of the Reorganization.
•	After the Reorganization, shareholders of TCSII will be invested in a fund with substantially similar investment objectives and strategies, lower gross and net expenses and increased purchasing power in the marketplace.
Please see the section entitled “Summary—Reasons for the Proposed Reorganization” in the Prospectus/Proxy Statement for more information.
How will the Reorganization affect my investment?
•	The cash value of your investment will not change as a result of the Reorganization and you will not have to pay any sales charge in connection with the transfer of your assets.
•	Under the plan, TCSII will transfer all or substantially all of its assets to TOF, in exchange for Trust Shares of TOF. Trust Shares of TOF will be distributed pro rata by TCSII to its shareholders in complete liquidation and termination of TCSII. As a result of the Reorganization, each shareholder of TCSII will become the shareholder of Trust Shares of TOF having a total net asset value (NAV) equal to the total NAV of the shareholder's holdings in TCSII on the date of the Reorganization.

If you own shares In:	You will receive shares of:
TCSII Cash II Shares	TOF Trust Shares

What are the tax consequences of the Reorganization?
•	The Reorganization is expected to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended.
•	TCSII will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable.
When will the Reorganization occur?
Assuming shareholder approval is obtained, the Reorganization is currently expected to occur after the close of business on or after September 19, 2014.

What are the costs associated with the Reorganization?
TCSII will pay the expenses associated with the Reorganization which are estimated to be $27,686; provided that TOF will pay registration fees with respect to securities issued pursuant to the Reorganization, on an as-incurred basis. Given the waiver positions of TCSII and TOF and the fact that TCSII and TOF are being operated at the applicable voluntary expense caps, the Adviser expects that the Adviser and its affiliates will indirectly pay the expenses that TCSII and TOF are being asked to pay.
Will my current account options transfer over to my new account?
Yes, these servicing features will transfer automatically to your TOF Trust Shares account. However, if you participate in a systematic investment program you will receive a communication requesting that you confirm your continued participation in such a plan.
What should I do in connection with the Reorganization?
Please vote your shares today. If the Reorganization is approved, your shares will automatically be exchanged for TOF Trust Shares. Please do not attempt to make the Reorganization exchange into TOF Trust Shares yourself.
How do I vote?
There are several ways in which you can cast your vote:
•	Online – Use the web address on the proxy card;
•	Telephone – Use the toll-free telephone number on the proxy card;
•	Mail – Complete and return the proxy card in the enclosed postage paid envelope; or
•	In Person at the September 9, 2014 meeting.
If you:
1.	Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.
2.	Do not respond at all, we may contact you by telephone to request that you cast your vote.
Whom do I call if I have questions about this Prospectus/Proxy Statement?
Please don't hesitate to contact your Investment Professional or call us toll-free at 1-800-341-7400.
Copies of this Prospectus/Proxy Statement are also available on the internet at www.federatedinvestors.com. Copies of these materials and other information about TCSII and TOF may be obtained without charge by writing or calling the Funds at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561 or by calling toll-free 1-800-341-7400. Prospectuses, regulatory reports and fund information concerning TCSII and TOF are also available at www.federatedinvestors.com/fundinformation. You can copy and review information about the Funds at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about TCSII and TOF are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-1520.
Thank you in advance for your vote and your continued support of the Federated Funds.
After careful consideration, the Board of Trustees has unanimously approved this proposal.
The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposal.

Cash Trust Series II
Federated Treasury Cash Series II
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD September 9, 2014
TO SHAREHOLDERS OF FEDERATED TREASURY CASH SERIES II, a portfolio of Cash Trust Series II:
A special meeting of shareholders of Federated Treasury Cash Series II (TCSII) will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern time), on September 9, 2014, for the following purposes:
(1)	To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Treasury Obligations Fund (TOF), a portfolio of Money Market Obligations Trust would acquire all, or substantially all, of the assets of TCSII in exchange for Trust Shares of TOF to be distributed pro rata by TCSII to its shareholders of Cash II Shares in a complete liquidation and termination of TCSII;
and
(2)	To transact such other business as may properly come before the special meeting or any adjournment thereof.
The Board of Directors has fixed July 11, 2014, as the record date for determination of shareholders entitled to vote at the meeting.
By Order of the Board of Trustees,
John W. McGonigle
Secretary
July 23, 2014
PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
YOU CAN HELP THE FUNDS AVOID THE NECESSITY AND EXPENSE OF SENDING
FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED
PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN,
DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM
MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES
NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT
July 23, 2014
Acquisition of the assets of
FEDERATED TREASURY CASH SERIES II
a portfolio of Cash Trust Series II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
By and in exchange for Shares of
FEDERATED TREASURY OBLIGATIONS FUND
a portfolio of Money Market Obligations Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
This Prospectus/Proxy Statement describes the proposal for the reorganization (the “Reorganization”) pursuant to the Agreement and Plan of Reorganization (the “Plan”), of Federated Treasury Cash Series II (TCSII), with and into Federated Treasury Obligations Fund (TOF). Under the Plan, TCSII would transfer all or substantially all of its assets to TOF, in exchange for Trust Shares of TOF. TOF is expected to be the accounting survivor in the Reorganization. Trust Shares of TOF will be distributed pro rata by TCSII to its shareholders in complete liquidation and termination of TCSII. As a result of the Reorganization, each shareholder of TCSII will become the shareholder of TOF Trust Shares having a total net asset value (NAV) equal to the total NAV of the shareholder's holdings in TCSII on the date of the Reorganization (the “Closing Date”). For purposes of this Prospectus/Proxy Statement, TCSII and TOF may be referred to individually, as applicable, as a “Fund” and, collectively, as the “Funds.”
The Board of Trustees of Cash Trust Series II (the “Board”), including a majority of the trustees who are not interested persons (as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”) has determined that the Reorganization is in the best interests of TCSII, and that interests of the existing shareholders of TCSII will not be diluted as a result of the Reorganization. The Board is recommending that shareholders of TCSII approve the Reorganization. Information on the rationale for the Reorganization is included in this Prospectus/Proxy Statement in the section entitled “Summary—Reasons for the Proposed Reorganization.”
The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the ”Code”). For information on the tax consequences of the Reorganization, see the sections entitled “Summary—Tax Consequences” and “Information about the Reorganization—Federal Income Tax Consequences” in this Prospectus/Proxy Statement.
The investment objective of TCSII is to provide current income consistent with stability of principal and liquidity. The investment objective of TOF is to provide current income consistent with stability of principal. For a comparison of the investment objectives, policies, limitations and risks of TCSII with those of TOF, see the section entitled “Summary—Comparison of Investment Objectives, Policies and Risks” in this Prospectus/Proxy Statement.
This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus for TOF Trust Shares, dated September 30, 2013, which is incorporated herein by reference. The Statement of Additional Information dated July 23, 2014 relating to this Prospectus/Proxy Statement, contains additional information and has been filed by TOF with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. In addition, each of the following documents is incorporated by reference (legally considered to be part of the Prospectus/Proxy Statement):
1. Prospectus of TCSII dated July 31, 2013 (File Nos. 33-38550 and 811-6269);
2. Statement of Additional Information for TCSII dated July 31, 2013 (File Nos. 33-38550 and 811-6269);
3. Statement of Additional Information for TOF dated September 30, 2013 (revised June 13, 2014) (File Nos. 33-31602 and 811-5950);
4. Annual Report for TCSII dated May 31, 2013 (File Nos. 33-38550 and 811-6269);

5. Annual Report for TOF dated July 31, 2013 (File Nos. 33-31602 and 811-5950);
6. Semi-Annual Report for TCSII dated November 30, 2013 (File Nos. 33-38550 and 811-6269); and
7. Semi-Annual report for TOF dated January 31, 2014 (File Nos. 33-31602 and 811-5950).
Copies of these materials and other information about TCSII and TOF may be obtained without charge by writing or calling the Funds at the addresses and telephone numbers shown on the previous pages. You can copy and review information about the Funds at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about TCSII and TOF are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-1520.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on September 9, 2014: This Proxy Statement is available on the Internet at the website listed on your proxy card(s). On this website, you also will be able to access the Notice of Special Meeting of Shareholders, the form of proxy cards and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.
SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

SUMMARY
This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. A form of the Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Reorganization will be conducted is attached to this Prospectus/Proxy Statement as Annex A. The prospectus of TOF Trust Shares accompanies this Prospectus/Proxy Statement.
If the proposal is approved, under the Plan, TCSII will transfer all, or substantially all, of its assets (except for deferred or prepaid expenses to the extent that they do not have a continuing value to TOF, and which are not expected to be material in amount; amounts reserved for payments of TCSII's liabilities; and any additional cash received by TCSII after the Closing Date in excess of accrued liabilities recorded on TCSII's books on or before the Closing Date that is retained by TCSII's Adviser) to TOF in exchange for Trust Shares of TOF. TCSII will be required to discharge all of its respective liabilities and obligations prior to consummation of the Reorganization. TOF is expected to be the accounting survivor of the Reorganization. TOF Trust Shares will be distributed pro rata by TCSII to its shareholders in complete liquidation and termination of TCSII. As a result of the Reorganization, each shareholder of TCSII's Cash II Shares will become the shareholder of Trust Shares of TOF having a total NAV equal to the total NAV of the shareholder's holdings in TCSII on the date of the Reorganization. After the liquidating distribution is made by TCSII, TCSII will have no shares outstanding. As soon as practicable after the liquidating distribution is made, TCSII will take steps to wind up its affairs.
The investment adviser for TCSII and TOF is Federated Investment Management Company (the “Adviser”).
The Reorganization is expected to be a tax-free Reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As discussed in more detail in this Prospectus/Proxy Statement, the investment objectives of TCSII and TOF are substantially similar as each of the Funds seeks to provide current income consistent with stability of principal. Each of the Funds is a money market fund subject to Rule 2a-7 under the 1940 Act. There are no material differences in the purchase, exchange rights and procedures, or the dividend and distribution policies of the Funds, which are also described below in this Prospectus/Proxy Statement. Differences in the redemption rights of the Funds, such as (i) the potential to delay payment up to seven days in the case of TCSII and (ii) TOF does not offer checkwriting and debit card programs as a way to redeem Trust Shares, are further discussed herein. In contrast TOF will wire or mail redemption proceeds within one business day unless certain circumstances apply as further discussed in “Purchase, Redemption and Exchange Procedures.” Also, the principal risks of the Funds are substantially similar. For more information on the comparison of the investment objectives, policies, and risks of TCSII and TOF, see the section entitled “Summary—Comparison of Investment Objectives, Policies, Limitations and Risks” in this Prospectus/Proxy Statement. More information concerning TOF's shares, as compared to TCSII's shares, is included in this Prospectus/Proxy Statement in the sections entitled “Summary—Procedures for Purchasing, Redeeming and Exchanging Shares,” “Summary—Comparative Fee Tables,” and “Information About the Reorganization—Description of TOF's Share Classes and Capitalization.” Shareholders should review this Prospectus/Proxy Statement carefully for further information on the Funds' investment objectives, policies and procedures as well as the tax consequences of the Reorganization and other considerations relating to the Funds and the Reorganization.
For more complete information, please read the Prospectuses of TCSII and TOF. The Prospectus for TOF Trust Shares accompanies this Prospectus/Proxy Statement.
REASONS FOR THE PROPOSED REORGANIZATION
The investment objective of TCSII is to provide current income consistent with stability of principal and liquidity. Similarly, TOF's investment objective is to provide current income consistent with stability of principal.
The Reorganization is being proposed to shareholders of TCSII because TCSII has experienced significant net outflows in recent years. As of February 28, 2014, the total net assets of TCSII and TOF were approximately $25.9 million and $24.1 billion, respectively. Given the asset levels of TCSII in comparison to TOF and the long-term stability of TOF's net asset level, the Adviser believes that the proposed Reorganization will result in TCSII's shareholders receiving shares in a fund with substantially similar investment objectives and strategies that: (i) is more viable; (ii) offers similar level of shareholder services combined with lower gross and net expenses; and (iii) offers increased purchasing power in the marketplace. If the Reorganization is not approved by the shareholders of TCSII, the Adviser will consider recommending the liquidation of TCSII.
The Board of Trustees of TCSII, including a majority of the trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, has determined, pursuant to Rule 17a-8 of the 1940 Act, that participation in the Reorganization is in the best interests of TCSII and its shareholders and that the interests of the existing shareholders of TCSII will not be diluted as a result of the Reorganization. The Board of Trustees of TOF likewise has approved the

Reorganization on behalf of TOF. Pursuant to Rule 17a-8 of the 1940 Act, the Board of Trustees of TOF, including a majority of the trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, has determined that the Reorganization is in the best interests of TOF and its shareholders and that the interests of the existing TOF shareholders will not be diluted as a result of the Reorganization.
In considering whether to approve the Reorganization and reaching the above conclusions, the Board of Trustees of each Fund took into consideration a number of factors, including:
•	The compatibility of TCSII's and TOF's investment objectives, policies, and limitations;
•	The lower gross and net expenses of TOF compared to the expenses of TCSII;
•	The greater long-term viability of TOF based on its larger asset size, comparable performance and relative stability of flows, compared to TCSII;
•	The fact that the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes (and that the Funds will receive an opinion of counsel to this effect);
•	That TOF is expected to benefit from the increase in its assets resulting from the Reorganization, allowing it the opportunity for better buying leverage in the securities market and enhanced diversification; and
•	That there will be no dilution to shareholders in connection with the Reorganization, because each TCSII shareholder will become the owner of shares of TOF having a total net asset value equal to the total net asset value of his or her holdings in TCSII on the date of the Reorganization.
With respect to Reorganization-related expenses:
•	TOF will pay registration fees, with respect to securities issued pursuant to the Reorganization, on an as incurred basis;
•	TCSII will pay expenses associated with the Reorganization estimated at $27,686;
•	Given the waiver positions of TCSII and TOF and the fact that TCSII and TOF are being operated at the applicable voluntary expense caps, the Adviser expects that the Adviser and its affiliates will indirectly pay the expenses that TCSII and TOF are being asked to pay.
In sum, TCSII shareholders will be receiving shares in a fund that is more viable with lower gross and net expense ratios. TCSII shareholders also will be receiving shares of TOF in a Reorganization transaction that is intended to be tax-free and therefore will experience a more preferable tax result as compared to a liquidation of TCSII.
TOF will also benefit from the increase in its assets resulting from the Reorganization which will provide TOF shareholders with a fund that offers a larger asset size, better buying leverage in the securities market and enhanced diversification.
Given the above factors, the Adviser believes that the bulk of the benefits of the Reorganization favor TCSII and its shareholders, as opposed to the Adviser and its affiliates, and that, in this instance, the proposed allocation of expenses is reasonable and appropriate, and does not result in unfair dilution nor does it result in TCSII bearing the cost of a transaction where a greater benefit will accrue to another person (such as the Adviser and its affiliates). Based on the information and considerations described above and otherwise in the Prospectus/Proxy Statement, the Board has approved and is recommending that TCSII shareholders approve the Reorganization of TCSII into TOF.
TAX CONSEQUENCES
Tax-Free Reorganization Under The Code
As a condition to the Reorganization, each Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), so that no gain or loss will be recognized directly as a result of the Reorganization by either Fund or by TCSII's shareholders. The tax basis of the shares of TOF received by the TCSII shareholders will be the same as the tax basis of their shares in TCSII. Prior to the Reorganization TCSII will distribute to shareholders any previously undistributed ordinary income and net capital gains accumulated prior to the Reorganization. Any such distributions will be taxable to TCSII shareholders. For further discussion, see “Information About the Reorganization—Federal Income Tax Consequences.”

Distributions and the Treatment of Capital Loss Carryforwards and Realized Gains
As noted above, shareholders generally will not incur capital gains or losses on the exchange of shares of TCSII for shares of TOF as a result of the Reorganization. Shareholders will be responsible for tax obligations associated with monthly, periodic or other dividend or capital gains distributions that occur prior to and after the Reorganization.
For example, shareholders will be responsible for any taxes payable in connection with taxable distributions made, if any, by TCSII immediately prior to the Reorganization. These distributions may include capital gains realized on dispositions of portfolio securities in the ordinary course of business or in connection with the Reorganization. It is anticipated that TCSII will transfer most, if not all, of its portfolio to TOF pursuant to the Reorganization. As of the Closing Date, if any such dispositions of portfolio securities from the portfolio of TCSII result in TCSII having a net capital gain, such capital gain will be distributed to shareholders as a taxable distribution prior to the Reorganization being consummated. TCSII does not currently intend to sell any of its portfolio securities, other than in the ordinary course of business, prior to the Reorganization. Consequently, because TCSII anticipates transferring most, if not all, of its securities to TOF pursuant to the Reorganization, brokerage costs incurred in connection with the Reorganization and the repositioning of TCSII's portfolio are expected to be minimal or non-existent.
As of April 16, 2014, TCSII had estimated year-to-date realized gains of approximately $396, and total unrealized gains of approximately $617. TCSII did not have any capital loss carryforwards as of May 31, 2013, its last fiscal year for which audited financial statements are available. As of April 16, 2014, TOF had estimated year-to-date realized gains of approximately $74,075, and total unrealized gains of approximately $758,033. TOF did not have any capital loss carryforwards as of July 31, 2013, its last fiscal year for which audited financial statements are available.
Shareholders of TCSII should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganization in light of their individual circumstances.
THE BOARD OF DIRECTORS OF TCSII UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE REORGANIZATION.
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS
This section will help you compare the investment objectives, policies and risks of the Funds. The investment objectives, policies and risks of the Funds are substantially similar. TCSII and TOF are both treasury funds, with similar objectives and strategies. Both TCSII and TOF are assigned to the iMoneyNet MFR Treasury and Repo Institutional peer group.
The differences in the Funds' investment limitations are also discussed below. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. More complete information may be found in each Fund's prospectus and Statement of Additional Information.
INVESTMENT OBJECTIVES AND POLICIES
The investment objective of TCSII is to provide current income consistent with stability of principal and liquidity. The investment objective of TOF is to provide current income consistent with stability of principal. Each Fund is a money market fund that seeks to maintain a stable NAV of $1.00 per share.
There is no guarantee that either Fund's investment objectives will be achieved. Each Fund invests primarily in a portfolio of U.S. Treasury securities maturing in 397 days or less. These investments include repurchase agreements collateralized fully by U.S. Treasury securities.
The Adviser targets a dollar-weighted average portfolio maturity (DWAM) range for each portfolio based upon its interest rate outlook. The Adviser formulates its interest rate outlook by analyzing a variety of factors, such as:
•	current U.S. economic activity and the economic outlook;
•	current short-term interest rates;
•	the Federal Reserve Board's policies regarding short-term interest rates; and
•	the potential effects of foreign economic activity on U.S. short-term interest rates.
The Adviser generally shortens each portfolio's DWAM when it expects interest rates to rise and extends the DWAM when it expects interest rates to fall. This strategy seeks to enhance the returns from favorable interest rate changes and reduce the effect of unfavorable changes. The Adviser selects securities used to shorten or extend each portfolio's DWAM by comparing the returns currently offered by different investments to their historical and expected returns.

Each Fund will: (1) maintain a DWAM of 60 days or less; and (2) maintain a weighted average life (WAL) of 120 days or less. Certain of the securities in which each Fund invests may pay interest at a rate that is periodically adjusted (“Adjustable Rate Securities”). For purposes of calculating DWAM, the maturity of an Adjustable Rate Security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating WAL, the maturity of an Adjustable Rate Security will be its stated final maturity, without regard to interest rate adjustments; accordingly, the 120-day WAL limitation could serve to limit a Fund's ability to invest in Adjustable Rate Securities.
Because both TCSII and TOF refer to Treasury investments in their name, the SEC requires each Fund to notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets (plus any borrowings for investment purposes) in Treasury investments.
TEMPORARY CASH POSITIONS
Each Fund may temporarily depart from its principal investment strategies by holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. Such temporary cash positions could affect the Fund's investment returns and/or the Fund's ability to achieve its investment objective.
COMPARISON OF RISKS
Because each Fund has substantially similar investment objectives and policies, their principal risks are also substantially similar. All mutual funds take investment risks. Therefore, even though the Funds are money market funds that seek to maintain a stable NAV, it is possible to lose money by investing in the Funds. An investment in the Funds is not insured or guaranteed by the FDIC or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
The primary factors that may negatively impact each Fund's ability to maintain a stable NAV, delay the payment of redemptions by the Fund, or reduce each Fund's daily dividends include:
•	Interest Rate Risk. Prices of U.S. Treasury securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of U.S. Treasury securities with longer maturities.
•	Counterparty Credit Risk. A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.
•	Risk Associated with use of Amortized Cost. In the unlikely event that the Fund's Board of Trustees were to determine, pursuant to Rule 2a-7, that the extent of the deviation between the Fund's amortized cost per Share and its market-based NAV per Share may result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent practicable such dilution or unfair results.
•	Risk Associated with Investing Share Purchase Proceeds. On days during which there are net purchases of Fund Shares, the Fund must invest the proceeds at prevailing market yields or hold cash. If the Fund holds cash, or if the yield of the securities purchased is less than that of the securities already in the portfolio, the Fund's yield will likely decrease. Conversely, net purchases on days on which short-term yields rise will likely cause the Fund's yield to increase. In the event of significant changes in short-term yields or significant net purchases, the Fund retains the discretion to close to new investments. However, the Fund is not required to close, and no assurance can be given that this will be done in any given circumstance.
•	Additional Factors Affecting Yield. There is no guarantee that the Fund will provide a certain level of income or that any such income will exceed the rate of inflation. Further, the Fund's yield will vary.
•	Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this Prospectus/Proxy Statement. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.

COMPARISON OF INVESTMENT LIMITATIONS
Each Fund has fundamental investment limitations which cannot be changed without shareholder approval. Each Fund also has non-fundamental investment limitations which may be changed by the relevant Fund's Board without shareholder approval.
The fundamental investment limitations of the Funds are substantially the same; however, there are differences in the fundamental limitations regarding Diversification. The following chart compares the fundamental and non-fundamental limitations of TCSII and TOF:
TCSII	TOF
Diversification (Fundamental) The Fund is a “diversified company” within the meaning of the 1940 Act, as amended, and any rules, regulations or interpretations thereunder.	Diversification (Fundamental)
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
Issuing Senior Securities and Borrowing Money (Fundamental) The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.	Borrowing Money and Issuing Senior Securities (Fundamental) Same
Investing in Real Estate (Fundamental)
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.	Investing in Real Estate (Fundamental) Same
Investing in Commodities (Fundamental) The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.	Investing in Commodities (Fundamental) Same.
Underwriting (Fundamental)
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.	Underwriting (Fundamental) Same
Lending Cash or Securities (Fundamental)
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.	Lending (Fundamental) Same
Concentration (Fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.	Concentration (Fundamental) Same
Illiquid Securities (Non-Fundamental)
The Fund will not acquire securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in such securities.	Illiquid Securities (Non-Fundamental) Same
Pledging Assets (Non-Fundamental)
The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.	Pledging Assets (Non-Fundamental) Same

TCSII	TOF
Purchases on Margin (Non-Fundamental)
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities.	Purchases on Margin (Non-Fundamental) Same.
Names Rule Policy (Non-Fundamental)
Because the Fund refers to Treasury investments in its name, the SEC requires the Fund to notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets (plus any borrowings for investment purposes) in Treasury investments.	Names Rule Policy (Non-Fundamental) Same
Certain Explanatory Language
Both TCSII and TOF include the following explanatory language concerning their fundamental and non-fundamental limitations:
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.
TCSII and TOF have the following policy related to Regulatory Compliance:
The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the applicable Prospectus and SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.
PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES
The procedures for purchasing and exchanging shares of TCSII are substantially similar to those for purchasing and exchanging shares of TOF. There are differences in the redemption procedures of the Funds which are further explained herein. See the section entitled “Purchase, Redemption and Exchange Procedures” below for more information regarding these procedures.
COMPARATIVE FEE TABLES
Like all mutual funds, each Fund incurs certain expenses in its operations. These expenses include management fees, as well as the cost of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities.
You will not pay any sales charges in connection with the Reorganization.
Set forth in the tables below is information regarding the fees and expenses incurred by Trust Shares of TOF and Cash II Shares of TCSII, and the anticipated pro forma fees for the Trust Shares of TOF after giving effect to the Reorganization. It is anticipated that TOF will be the accounting survivor after the Reorganization.

Federated TREASURY CASH SERIES II – Federated TREASURY OBLIGATIONS FUND
Fees and Expenses
This table describes (1) the actual fees and expenses for the Cash II Shares (CII) of Federated Treasury Cash Series II for the fiscal year ended May 31, 2013; (2) the actual fees and expenses for the Trust Shares (TR) of Federated Treasury Obligations Fund for the fiscal year ended July 31, 2013; and (3) the pro forma fees and expenses of the Trust Shares (TR) of Federated Treasury Obligations Fund on a combined basis after giving effect to the Reorganization.
Shareholder Fees	Federated Treasury Cash Series II–CII	Federated Treasury Obligations Fund–TR	Federated Treasury Obligations Fund–TR Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.50%	0.20%	0.20%
Distribution (12b-1) Fee	0.20%	0.25%	0.25%
Other Expenses	0.38%	0.34%	0.34%
Total Annual Fund Operating Expenses	1.08%	0.79%	0.79%
Fee Waivers and/or Expense Reimbursements	0.25%(1)	0.09% (2)	0.09% (2)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.83%	0.70%	0.70%
1	Federated Treasury Cash Series II's adviser and its affiliates on their own initiative have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding acquired fund fees and expenses, if any) paid by the Fund's CII class (after the voluntary waivers and/or reimbursements) will not exceed 0.83% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) August 1, 2014; or (b) the date of the Fund's next effective prospectus. While the Fund's adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees (the “Trustees”).
2	Federated Treasury Obligations Fund's adviser and its affiliates on their own initiative have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding acquired fund fees and expenses, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund's TR class (after the voluntary waivers and/or reimbursements) will not exceed 0.70% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) August 1, 2015; or (b) the date of the Fund's next effective prospectus. While the Fund's adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Example
This example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the funds' shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the each fund's shares operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Federated Treasury Cash Series II–CII	$110	$343	$595	$1,317
Federated Treasury Obligations Fund–TR	$81	$252	$439	$978
Federated Treasury Obligations Fund–TR, Pro Forma Combined	$81	$252	$439	$978

COMPARISON OF POTENTIAL RISKS AND RETURNS: PERFORMANCE INFORMATION
The performance information shown below will help you analyze TCSII's and TOF's investment risks in light of their historical returns. The bar charts compare the potential risks and returns of investing in each Fund. The bar charts provide an indication of the risks of investing in each Fund by showing the variability of each Fund's Share Class performance on a calendar year-to-year basis. The average annual total return tables show returns averaged over the stated periods for the calendar period ended December 31, 2013.
Federated Treasury Cash Series II–Cash II Shares
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's CII class total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
The Fund's CII class total return for the three-month period from January 1, 2014 to March 31, 2014 was 0.00%.
Within the periods shown in the bar chart, the Fund's CII class highest quarterly return was 1.13% (quarter ended December 31, 2006). Its lowest quarterly return was 0.00% (quarter ended December 31, 2013).
Average Annual Total Return Table
The following table represents TCSII's CII class Average Annual Total Returns for the calendar period ended December 31, 2013.
Calendar Period	Fund
1 Year	0.00%
5 Years	0.00%
10 Years	1.22%
The Fund's 7-Day Net Yield as of December 31, 2013, was 0.00%. You may go to FederatedInvestors.com or call the Fund at 1-800-341-7400 for the current 7-Day Net Yield.

Federated Treasury Obligations Fund–Trust Shares
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's TR class total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
The Fund's TR class total return for the three-month period from January 1, 2014 to March 31, 2014 was 0.00%.
Within the periods shown in the bar chart, the Fund's TR class highest quarterly return was 1.16% (quarter ended December 31, 2006). Its lowest quarterly return was 0.00% (quarter ended December 31, 2013).
Average Annual Total Return Table
The following table represents TOF's TR class Average Annual Total Returns for the calendar period ended December 31, 2013.
Calendar Period	Fund
1 Year	0.01%
5 Years	0.01%
Since Inception (2/19/2003)	1.22%
The Fund's TR class 7-Day Net Yield as of December 31, 2013 was 0.01%. You may go to FederatedInvestors.com or call the Fund at 1-800-341-7400 for the current 7-Day Net Yield.
Financial Highlights
The Financial Highlights for TCSII Cash II Shares and TOF Trust Shares are included as Annex B to this Prospectus/Proxy Statement. The Financial Highlights will help you understand each Fund's financial performance for its past five fiscal years. Some of the information is presented on a per-share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.
For TCSII, the information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements is included in the Annual Report.
For TOF, the information has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report.
INVESTMENT ADVISER
Each Fund is governed by its respective Board of Trustees which selects and oversees the Adviser. The Adviser serves as investment adviser to both TCSII and TOF. The Adviser manages each Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (“FASC”), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by TCSII or TOF. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 135 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $376.1 billion in assets under management as of December 31, 2013. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,400 employees. Federated provides investment products to approximately 6,000 investment professionals and institutions.
The Adviser advises approximately 106 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $254.4 billion in assets as of December 31, 2013.
ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES
TCSII and TOF pay certain affiliated and non-affiliated service providers fees as described below. The Funds and their affiliated service providers may also pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds. For additional information regarding the fees paid by the Funds, please see the section entitled “Summary—Comparative Fee Tables” in this Prospectus/Proxy Statement.
Investment Advisory Fees
TOF's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.20% of TOF's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse TOF for certain operating expenses. The Adviser and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Fees and Example” tables found in the “Comparative Fee Tables” section of this Prospectus/Proxy Statement.
In comparison, TCSII's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.50% of TCSII's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse TCSII for certain operating expenses. The Adviser and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Fees and Example” tables found in the “Comparative Fee Tables” section of this Prospectus/Proxy Statement.
A discussion of the Board's review of each Fund's investment advisory contract is available in each Fund's shareholder reports as they are produced. The relevant TOF semi-annual report is dated January 31, 2014. The relevant TCSII semi-annual report is dated November 30, 2013.
Administrative Fees
Federated Administrative Services (“FAS”), an affiliate of the Adviser, serves as administrator to both TCSII and TOF and provides certain administrative personnel and services as necessary. FAS provides these services at an annual rate based on the average aggregate daily net assets of each Fund and most of the other Federated funds advised by the Adviser or its affiliates. The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily net assets to 0.075% on assets over $20 billion.
Each Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.
Service Fees
TOF is a party to a Shareholder Services Agreement under which it may make payments of up to 0.25% of average daily net assets to financial intermediaries, or to Federated Shareholder Services Company, a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include companies affiliated with management of Federated. If a financial intermediary receives Service Fees on an account it is not eligible to also receive Account Administration Fees on the same account.
Rule 12b-1 Fees
Federated Securities Corp. (“FSC” or the “Distributor”), an affiliate of the Adviser, is the principal distributor for shares of both Funds. TCSII's Cash II Shares have a 12b-1 fee of up to 0.20% while TOF's Trust Shares have a 12b-1 fee of up to 0.25% of average net assets to FSC for the sale, distribution, administration and customer servicing of Fund shares. When FSC receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase shares.

Account Administration Fees
TOF may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to TOF and its shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.
Recordkeeping Fees
Each Fund may pay Recordkeeping Fees on an average-net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Fund's shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.
Networking Fees
Each Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Fund and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.
Additional Payments to Financial Intermediaries
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of a Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the relevant Fund's prospectus and described above because they are not paid by the Fund.
These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments, as described above, made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.
PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES; DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICIES
The transfer agent and dividend-disbursing agent for each Fund is State Street Bank and Trust Company. Procedures for the purchase and exchange of TCSII's Cash II Shares are substantially similar to those applicable to the purchase and exchange of TOF's Trust Shares. There are differences in the redemption procedures of the Funds which are further explained herein. Reference is made to the Prospectuses of TCSII and TOF Trust Shares, dated July 31, 2013 and September 30, 2013, respectively, each of which is incorporated herein by reference, for a complete description of the purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of TCSII's Cash II Shares and TOF's Trust Shares. Set forth below is a brief description of the significant purchase, redemption and exchange procedures applicable to the Funds' shares.
Purchases
Both TCSII and TOF attempt to stabilize the NAV of their Shares at $1.00 by valuing the portfolio securities using the amortized cost method. In addition, for regulatory purposes, the Funds calculate a market-based NAV per Share on a periodic basis. The Funds cannot guarantee that their respective NAVs will always remain at $1.00 per Share. The Funds do not charge a front-end sales charge.
You can purchase, redeem or exchange Shares any day the NYSE is open (a “Regular Business Day”). You may also be able to purchase and redeem (but not exchange) Shares on certain days that the NYSE is closed on an unscheduled basis due to unforeseen or emergency circumstances, if a Fund's Board determines to allow Fund Share transactions on such days (a “Special Trading Day”). If a Fund declares a Special Trading Day, information regarding shareholder trading activities for the Special Trading Day (such as when NAV, and entitlement to that day's dividend, will be determined) will be available by calling a Fund at 1-800-341-7400 and will be posted on Federated's website at FederatedInvestors.com. The information set forth each Fund's Prospectus regarding times relevant to NAV determination and dividend entitlement applies only to Regular Business Days. Please note that the times that might be specified for NAV determination and dividend entitlement on a Special Trading Day would not necessarily be the same as set forth in each Fund's Prospectus with respect to Regular Business Days. Although Federated will attempt to make such information available in advance of a particular Special Trading Day, given the nature of Special Trading Days, it may not be able to do so until the morning of the Special Trading Day.
When a Fund receives your transaction request in proper form (as described in each Prospectus), it is processed at the next determined NAV. NAV for TOF is determined at 8:00 a.m., 9:00 a.m., 10:00 a.m., 11:00 a.m., 12:00 p.m., 1:00 p.m., 2:00 p.m., 3:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time each day the NYSE is open; except that on the day after Thanksgiving and Christmas Eve (when Christmas Eve falls on a weekday) the last NAV will be determined at 3:00 p.m. Eastern time. NAV for TCSII is determined at 3:00 p.m. Eastern time and as of the end of regular trading on the NYSE (normally 4:00 Eastern time) each day the NYSE is open. The times as of when NAV is determined, and when orders must be placed, may be changed as permitted by the SEC.
Purchases of both Funds may be made through a financial intermediary, directly from the Fund or through an exchange from another Federated Fund. Each Fund reserves the right to reject any request to purchase or exchange shares.
Shareholders of TCSII as of the Closing Date will not be subject to a minimum initial investment amount with respect to the TOF Trust Shares issued in connection with the Reorganization as of the Closing Date. Such shareholders will be subject to TOF's Accounts with Low Balances policy thereafter. There is no required minimum subsequent investment amount for TOF Trust Shares.
The required minimum initial investment for TCSII Cash II Shares is $25,000. The minimum subsequent investment amount is $500.
Federated reserves the right to close accounts if redemptions or exchanges cause the TOF Trust Shares account balance to fall below $500,000 ($25,000 for shareholders (or in the case of IRAs $250) who were converted as part of the merger of TCSII). Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.
In addition, both Funds offer the following purchase options: (i) Shareholders may exchange shares of a Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class R Shares. Shareholders must meet the minimum initial investment requirement for purchasing shares and both accounts must have identical registrations; (ii) shareholders may automatically purchase additional shares on a regular basis through the Systematic Investment Program; (iii) shareholders may purchase additional shares through a depository institution that is an Automated Clearing House member.
Redemptions and Exchanges
Redemptions and exchanges of each Fund may be made through a financial intermediary or directly from the Fund by telephone or by mailing a written request.
The following describes limitations on redemption proceeds which are applicable to TCSII:
Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:
•	to allow your purchase to clear (as discussed below);
•	during periods of market volatility;
•	when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets; or
•	during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.
If you request a redemption of Shares recently purchased by check (including a cashier's check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.

Any attempt to redeem Shares through checkwriting or debit card before the purchase instrument has cleared will be automatically rejected.In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:
•	when the NYSE is closed, other than customary weekend and holiday closings;
•	when trading on the NYSE is restricted, as determined by the SEC;
•	in which an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable; or
•	in which there are emergency conditions, including liquidation of the Fund, as provided in Section 22(e), and rules thereunder, of the Investment Company Act of 1940.
The following describes limitations on redemption proceeds which are applicable to TOF.
Redemption proceeds will be wired or mailed within one business day after receiving a request in proper form. The Fund may delay the payment of redemption proceeds in the following circumstances:
•	to allow your purchase to clear (as discussed below); or
•	during any period when the Federal Reserve wire or Federal Reserve banks are closed (in which case redemption proceeds will be wired within one business day after the reopening of the Federal Reserve wire or Federal Reserve banks).
In addition, the Fund may suspend redemptions, or delay the payment of redemption proceeds, in the following circumstances:
•	during any period when the NYSE is closed or restricted (in which case redemption proceeds will be wired within one business day after the reopening of the NYSE);
•	during any period in which there are emergency conditions, including, for example: (1) when disposal of the securities owned by the Fund is not reasonably practicable; (2) it is not reasonably practicable for the Fund to fairly determine the net asset value of its shares; or (3) liquidation of the Fund, as provided in Section 22(e), and the rules thereunder, of the Investment Company Act of 1940; or
•	during any period that the SEC may by order permit for your protection.
If you request a redemption of Shares recently purchased by check (including a cashier's check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.
You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.
Each Fund has an exchange privilege that allows shareholders to exchange shares of the Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent sales charge, except Federated Liberty U.S. Government Money Market Trust and Class R Shares. An exchange is treated as a redemption and subsequent purchase and is a taxable transaction. Each fund may modify or terminate the exchange privilege at any time. The Funds reserve the right to reject any request to purchase shares.
Shares of each Fund also may be redeemed or exchanged on a regular basis using a systematic withdrawal/exchange program. The minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund. The account value must meet the minimum initial investment amount at the time the program is established.
While TCSII offers checkwriting and debit card programs as a way to redeem shares, TOF does not offer checkwriting and debit card programs as a way to redeem Trust Shares.
Distributions
TOF and TCSII declare any dividends daily and pay them monthly to shareholders. Dividends are based on estimates of income, expenses and shareholder activity for each Fund. Actual income, expenses and shareholder activity may differ from estimates and differences, if any, will be included in the calculation of subsequent dividends. You may obtain an estimate of a Fund's daily dividend factor by calling the Fund at 1-800-341-7400 or on Federated's website at FederatedInvestors.com.

From time to time, the Funds may realize capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Funds pay any capital gains at least annually and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.
If you have elected to receive dividends and/or capital gain distributions in cash and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional Shares. No interest will accrue on amounts represented by uncashed distribution checks.
Important information regarding a Fund's distributions, including the percentage of the Fund's distributions that are attributable to capital gains during the calendar year (if any), is available in the “Products” section of Federated's website at FederatedInvestors.com. To access this information from the home page, select “All” under “Asset Class.” Select the Fund name to go to the Fund Overview page, then select a share class, if applicable. On the Fund Overview page, select the “Distributions and Tax Info” tab. On the “Distributions and Tax Info” tab, select a year.
Tax Information
It is anticipated that each Fund's distributions will be primarily dividends. Each Fund's distributions are taxable to you whether paid in cash or reinvested, and are taxable at different rates depending on the source of the income, and with regard to capital gains, the length of time that the Fund held the sold assets.
Frequent Trading
Given the short-term nature of each Fund's investments and its use of the amortized cost method for calculating the NAV of Fund Shares, each Fund does not anticipate that in the normal case frequent or short-term trading into and out of each Fund will have significant adverse consequences for each Fund and its shareholders. For this reason and because each Fund is intended to be used as a liquid short-term investment, each Fund's Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of each Fund's Shares. Regardless of their frequency or short-term nature, purchases and redemptions of Fund Shares can have adverse effects on the management of each Fund's portfolio and its performance.
Other funds in the Federated family of funds may impose monitoring policies. Under normal market conditions, such monitoring policies are designed to protect the funds being monitored and their shareholders, and the operation of such policies and shareholder investments under such monitoring are not expected to have a materially adverse impact on the Federated funds or their shareholders.
Portfolio Holdings Disclosure Policies
Each Fund's Statement of Additional Information (SAI) contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. The SAIs are available on Federated's website at FederatedInvestors.com.
INFORMATION ABOUT THE REORGANIZATION
DESCRIPTION OF THE AGREEMENT AND THE PLAN OF REORGANIZATION
The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be after the close of business on or after September 19, 2014. On the Closing Date, all, or substantially all, of the assets of TCSII (except for deferred or prepaid expenses to the extent that they do not have a continuing value to TOF, and which are not expected to be material in amount; amounts reserved for payments of TCSII's liabilities; and any additional cash received by TCSII after the Closing Date in excess of accrued liabilities recorded on TCSII's books on or before the Closing Date that is retained by TCSII's Adviser) will be transferred to TOF. In exchange for the transfer of these assets, TOF will simultaneously issue to TCSII a number of full and fractional Trust Shares of TOF equal in value to the of the Cash II Shares of TCSII calculated as of 5:00 p.m. on the Closing Date.
Both TCSII and TOF determine the value of portfolio instruments by amortized cost. Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. Each Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If amortized cost is determined not to approximate fair value, the value of the portfolio securities will be determined under procedures established by and under the general supervision of the Fund's Board of Trustees.

The value of TCSII's assets to be acquired by TOF shall be the value of such assets at the Closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using available market quotations (or an appropriate substitute that reflects current market conditions) in accordance with Rule 2a-7(c)(7)(ii)(A)(1) (i.e., amortized cost) and in accordance with the valuation procedures established under such rule by the Board of Trustees of TOF. TCSII and TOF utilize the same pricing services for securities valuation and the valuation procedures of TCSII and TOF are identical. Consequently, it currently is not anticipated that, under normal circumstances, the use of TOF's valuation procedures will result in any material revaluation of TCSII's assets at the time of the Reorganization.
TOF will be the accounting survivor of the Reorganization. TCSII will discharge all of its liabilities and obligations prior to consummation of the Reorganization. Following the transfer of its assets in exchange for Trust Shares of TOF, TCSII will distribute Trust Shares of TOF pro rata to TCSII shareholders of record in complete liquidation of TCSII. Shareholders of TCSII on the Closing Date of the Reorganization will receive that number of Trust Shares of TOF which have the same aggregate value as the shareholder had in Cash II Shares of TCSII immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of TCSII's shareholders on the share records of TOF's transfer agent. TOF does not issue share certificates to shareholders. Following the consummation of the Reorganization, TCSII will then be dissolved.
The transfer of shareholder accounts from TCSII to TOF will occur automatically. It is not necessary for TCSII shareholders to take any action to effect the transfer. Please do not attempt to make the transfer yourself. If you do so, you may disrupt the management of the Funds' portfolios.
The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by TCSII's shareholders; and (ii) the receipt by TCSII and TOF of an opinion of counsel to the effect that the Reorganization will be tax-free to TCSII, its shareholders and TOF. The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the applicable Board of Trustees determines that the Reorganization is not in the best interests of the shareholders of TCSII or TOF, respectively.
Cost of the Reorganization
TCSII and TOF will not bear any expenses associated with their participation in the Reorganization, except as contemplated in Article IX of the Plan and as summarized herein. TCSII will pay for the expenses of the Reorganization estimated to be approximately $27,686 and TOF will pay registration fees, with respect to securities issued pursuant to the Reorganization, on an as incurred basis. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement; (b) postage; printing; accounting fees; legal fees incurred by each Fund; (c) proxy solicitation costs; and other related administrative or operational costs. Given the waiver positions of TCSII and TOF and the fact that TCSII and TOF are being operated at the applicable voluntary expense caps, the Adviser expects that the Adviser and its affiliates will indirectly pay the expenses that TCSII and TOF are being asked to pay.
The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Annex A and incorporated herein by reference.
DESCRIPTION OF TOF'S SHARE CLASSES AND CAPITALIZATION
The Trust Shares of TOF to be issued to the shareholders of TCSII's Cash II Shares under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of TOF Trust Shares provided herewith for additional information about Trust Shares of TOF.
The following table sets forth the unaudited capitalization of TCSII and TOF Trust Shares as of May 31, 2014 and on a pro forma combined basis after giving effect to the Reorganization as of that date.
Fund	Total Net Assets*	Shares Outstanding	Net Asset Value Per Share
Federated Treasury Cash Series II–Cash II Shares	$30,494,416	30,494,003	$1.00
Federated Treasury Obligations Fund–Trust Shares	$428,771,805	428,771,599	$1.00
Federated Treasury Obligations Fund, Pro Forma Combined–Trust Shares	$459,266,221	459,265,602	$1.00
*	Does not reflect additional $22,453,369,195 of net assets of Federated Treasury Obligations Fund represented by Institutional Shares, Capital Shares and Service Shares.

FEDERAL INCOME TAX CONSEQUENCES
As a condition to the Reorganization, each Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:
•	the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and TCSII and TOF each will be a “party to a reorganization” within the meaning of section 368(b) of the Code;
•	no gain or loss will be recognized by TOF upon its receipt of TCSII's assets in exchange for Trust Shares of TOF;
•	no gain or loss will be recognized by TCSII upon transfer of its assets to TOF solely in exchange for the Trust Shares of TOF or upon the distribution of TOF Trust Shares to TCSII's shareholders in exchange for their Cash II Shares;
•	no gain or loss will be recognized by shareholders of TCSII upon exchange of their TCSII Cash II Shares for TOF Trust Shares;
•	the tax basis of the assets of TCSII in the hands of TOF will be the same as the tax basis of such assets to TCSII immediately prior to the Reorganization;
•	the tax basis of TOF Trust Shares received by each shareholder of TCSII pursuant to the Reorganization will be the same as the tax basis of the Cash II Shares of TCSII held by such shareholder immediately prior to the Reorganization;
•	the holding period of TOF's Shares received by each shareholder of TCSII will include the period during which TCSII's Cash II Shares exchanged therefore were held by such shareholder, provided the Cash II Shares of TCSII were held as capital assets on the date of the Reorganization; and
•	the holding period of the assets of TCSII in the hands of TOF will include the period during which those assets were held by TCSII.
The opinion provided in connection with the Reorganization shall be based on customary assumptions and such representations as tax counsel may reasonably request and each Fund will cooperate to make and certify the accuracy of such representations. The opinion may state that no opinion is expressed as to the effect of the Reorganization on TCSII, TOF or any shareholder of TCSII with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, the requirement that the above-described opinion be provided in connection with the Reorganization cannot be waived by either Fund.
Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of TCSII would recognize a taxable gain or loss to the extent that there is a difference between his or her tax basis in his or her TCSII Cash II Shares and the fair market value of TOF Trust Shares received in exchange therefore.
TCSII may dispose of portfolio securities in the ordinary course of business, prior to the Reorganization (which may result in the realization of capital gains). Before the Reorganization, TCSII will distribute any undistributed income and realized capital gains to shareholders. Any such distributions will be taxable to shareholders.
See the discussion entitled “Summary—Tax Consequences” in this Prospectus/Proxy Statement for further information regarding the tax consequences of the Reorganization. Shareholders of TCSII should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS
TCSII is a diversified portfolio of Cash Trust Series II (“CTSII”) and TOF is a diversified portfolio of Money Market Obligations Trust (“MMOT”). CTSII and MMOT are open-end, management investment companies registered under the 1940 Act. CTSII and MMOT were established under the laws of the Commonwealth of Massachusetts. CTSII and MMOT are governed by their respective Declarations of Trust, Bylaws and Boards of Trustees, in addition to applicable state and federal law. The rights of shareholders of TCSII and TOF are set forth in CTSII's and MMOT's respective Declaration of Trust and Bylaws. Set forth below is a brief summary of the significant rights of shareholders of TOF and shareholders of TCSII. For purposes of this Prospectus/Proxy Statement, CTSII and MMOT may be referred to individually, as applicable, as a “Trust” and members of the Board of Trustees referred to as “Trustees.”

CATEGORY	SHAREHOLDER RIGHTS TCSII	SHAREHOLDER RIGHTS TOF
Preemptive Rights	None	Same
Preferences	None	Same
Appraisal Rights	None	Same
Conversion Rights	None	Same
Exchange Rights (other than the right to exchange for shares of the same class of other Federated mutual funds as provided in the prospectuses of TOF and TCSII)	None	Same
Minimum Account Size	Cash II Shares $25.000	Trust Shares $500,000; provided, however, that shareholders of TCSII as of the Closing Date will not be subject to a minimum initial investment amount with respect to the TOF Trust Shares issued in connection with the Reorganization as of the Closing Date.
Annual Meeting	Not required	Not required
Right to Call Shareholder Meetings	Special meetings of the shareholders may be called by the Trustees or the Chairman of the Trust and must be called by the Trustees upon the written request of shareholders owning a least one-tenth of the outstanding shares entitled to vote at the meeting.	Same
Notice of Meeting	Notice must be given by the Secretary of the Trust at least fifteen days before the meeting.	Same
Record Date for Meetings	A period not exceeding sixty (60) days preceding the date of any meeting of shareholders of the Trust or any Fund or Class.	Same
Quorum for Meetings	Except as otherwise provided by law, to constitute a quorum for the transaction of any business at any meeting of Shareholders there must be present, in person or by proxy, holders of more than fifty percent of the total number of outstanding Shares of all Series and Classes entitled to vote at such meeting. When any one or more Series or Classes is entitled to vote as a single Series or Class, more than fifty percent of the shares of each such Series or Class entitled to vote shall constitute a quorum at a Shareholder's meeting of that Series or Class.	Except as otherwise provided by law, to constitute a quorum for the transaction of any business at any meeting of Shareholders there must be present, in person or by proxy, holders of one-fourth of the total number of Shares of all Series and Classes entitled to vote at such meeting. When any one or more Series or Classes is entitled to vote as a single Series or Class, more than twenty-five percent of the shares of each such Series or Class entitled to vote shall constitute a quorum at a Shareholder's meeting of that Series or Class.
Vote Required for Election of Trustees	A plurality of votes cast shall elect a Trustee.	Same
Adjournment of Meetings	In the absence of a quorum, a plurality of the shares present in person or by proxy entitled to vote may adjourn the meeting from time to time without further notice than by announcement at the meeting until a quorum shall be present.	In the absence of a quorum, a majority of the shares present in person or by proxy entitled to vote may adjourn the meeting from time to time without further notice than by announcement at the meeting until a quorum shall be present.
Removal of Trustees by Shareholders	A Trustee may be removed at any special meeting of Shareholders of the Trust by a vote of two-thirds of the outstanding Shares.	Same
Personal Liability of Officers and Trustees	Trustees and officers of the Trust shall be liable for their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, as the case may be, and for nothing else.	Same

CATEGORY	SHAREHOLDER RIGHTS TCSII	SHAREHOLDER RIGHTS TOF
Personal Liability of Shareholders	Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

	In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect (or indemnify) or reimburse the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.	Same
Right of Inspection	The Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each Series and Class or any of them shall be open to the inspection of the shareholders of any Series or Class; and no shareholder shall have any right of inspecting any account or book or document of the Trust except that, to the extent such account or book or document relates to the Series or Class in which he is a Shareholder or the Trust generally, such Shareholder shall have such right of inspection as conferred by laws or authorized by the Trustees or by resolution of the Shareholders of the relevant Series or Class.	Same
Number of Authorized Shares; Par Value	Unlimited; No Par Value	Same
INFORMATION ABOUT TCSII AND TOF
WHERE TO FIND ADDITIONAL INFORMATION
Information about TCSII is included in its Prospectus and SAI dated July 31, 2013, each of which is incorporated herein by reference. Information about TOF is included in its Prospectus for Trust Shares dated September 30, 2013 and its SAI dated September 30, 2013 (revised June 13, 2013), each of which is incorporated herein by reference. A copy of the Prospectus for TOF Trust Shares accompanies this Prospectus/Proxy Statement. Copies of the SAI of TOF, the Prospectus and SAI of TCSII and the SAI dated July 23, 2014, relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561. The Prospectuses and SAIs of TCSII and TOF are also available electronically at Federated's website at www.FederatedInvestors.com. Prospectuses, regulatory reports and fund information concerning TCSII and TOF are also available at www.Federatedinvestors.com/Fundinformation.
TCSII and TOF are each subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Funds can be obtained by calling or writing to the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website http://www.sec.gov.

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING
Proxies are being solicited by the Board of TCSII. The proxies will be voted at the special meeting of shareholders of TCSII to be held at 10:00 a.m. (Eastern time) on September 9, 2014, at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (such special meeting and any adjournment or postponement hereof are referred to as the “Special Meeting”). Proxy materials including this Prospectus/Proxy Statement, the Notice of Special Meeting of Shareholders and the form of proxy are available online at the website listed on your proxy card(s).
The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by TCSII or its affiliates. In addition to solicitations through the mail, proxies may be solicited by officers, employees and agents of the Adviser or its affiliates, or, if necessary, the communications firm Broadridge Financial Solutions, Inc., retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions and confirming to the shareholders after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Adviser may reimburse custodians, nominees and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.
The purpose of the Special Meeting is set forth in the accompanying Notice. The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about August 4, 2014, to shareholders of record at the close of business on July 11, 2014 (the “Record Date”).
TCSII's Annual Report, which includes audited financial statements for the fiscal year ended May 31, 2013, was previously mailed to shareholders of TCSII. TOF's Annual Report, which includes audited financial statements for the fiscal year ended July 31, 2013, was previously mailed to shareholders of TOF. TCSII and TOF will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered a copy of their Annual Report, which may be requested by writing to the Funds' principal executive offices or by calling the Fund. The principal executive office of each Fund is located at 4000 Ericsson Drive, Warrendale, PA 15086-7561. This document, as well as additional information about the Funds (including portfolio holdings, performance, and distributions), is also available on the website for each Fund. The website for each Fund is www.FederatedInvestors.com. The toll-free telephone number for both Funds is 1-800-341-7400. You may obtain directions on how to attend the special meeting of shareholders by calling 1-800-341-7400.
PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING
Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each Share of TCSII is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of TOF are not being solicited since their approval is not required in order to effect the Reorganization.
Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of CTSII. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy by voting in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Agreement and Plan of Reorganization.
In order to hold the Special Meeting, a “quorum” of shareholders of TCSII must be present. Holders of more than fifty percent of the total number of outstanding Shares entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Agreement and Plan of Reorganization and for the purpose of transacting any other business which may come before the meeting. Approval of the Reorganization requires the affirmative vote of “a majority of the outstanding securities” as defined in the 1940 Act. This vote requires the lesser of (A) more than 50% of the outstanding voting securities of TCSII or (B) 67% or more of the voting securities of TCSII present at the Special Meeting if shareholders of more than 50% of the outstanding voting securities are present or represented by proxy.

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” note for the purposes of obtaining the requisite approval of the proposal.
If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting from time to time to be held at the same place without further notice than by announcement to be given at the special meeting until a quorum shall be present. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. If a quorum is achieved and a majority of shareholders vote against the proposal, the Reorganization will not occur and the Board will consider alternatives such as liquidating TCSII. All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.
Federated's Investment in TCSII
In order to satisfy any applicable quorum requirements for the Special Meeting, Federated Investors, Inc., or one of its subsidiaries will invest an initial minimum of at least $25,000 in TCSII prior to the Record Date; Federated will subsequently make additional investments in TCSII prior to the Record Date such that Federated's total investment in TCSII equals up to 50% of the then-current assets of TCSII (the “Federated Investment”). Federated plans to make the Federated Investment to ensure that a quorum can be achieved for the Special Meeting and that 50% of outstanding voting shares will be present and available for a vote. Obtaining the required quorum and vote on the Reorganization without the Federated Investment may otherwise prove difficult given that a high percentage of TCSII is held by sweep platforms, which makes it very difficult to obtain a proxy vote due to the challenge in obtaining votes from the underlying shareholders through intermediaries. Federated currently expects (but will not be obligated) to redeem its investment after the Record Date pro rata based on the level of other Fund shareholder redemptions.
Federated will “shadow vote” the shares acquired through the Federated Investment. Shadow voting involves voting in proportion to the percentage of favorable and unfavorable votes cast by the Fund's other shareholders. Federated will shadow vote its shares immediately prior to the Special Meeting based on the percentage of favorable and unfavorable votes cast at that time. If the vote is not obtained, the Special Meeting will be adjourned until the required vote is achieved.
SHARE OWNERSHIP OF THE FUNDS
As of July 11, 2014, TCSII had the following numbers of outstanding shares of beneficial interest:
Name of Fund	Share Class	Outstanding Shares
Federated Treasury Cash Series II	Cash II Shares	27,373,642
Each share is entitled to one vote and fractional shares have proportionate voting rights.
To the knowledge of TCSII management, as of July 11, 2014, the following entities held beneficially or of record more than 5% of TCSII's outstanding Cash II Shares:
Title of Class	Name and Address	Shares	Percentage of Shares
Federated Treasury Cash Series II–Cash II Shares	Hare & Co. The Bank of New York 111 Sanders Creek PKWY East Saracuse NY 13057	10,289,285	37.59%
	Federated Investment Management Co. Federated Investors Tower PGH PA 15222	13,275,000	50.14%
Officers and Trustees of TCSII own less than 1% of each class of TCSII's outstanding shares.

Shareholders owning 25% or more of outstanding shares may be in control of the Fund of which they are a shareholder and be able to affect the outcome of certain matters presented for a vote of shareholders.
Hare & Co. is organized in the United Kingdom and is a subsidiary of The Bank of New York organized in the state of New York.
Federated Investment Management Company is organized in the state of Delaware and is a subsidiary of Federated Investors, Inc., organized in the Commonwealth of Pennsylvania.
As of July 11, 2014, TOF had the following number of outstanding shares of beneficial interest:
Name of Fund	Share Class	Outstanding Shares
Federated Treasury Obligations Fund	Trust Shares	420,383,064
To the knowledge of TOF's management, as of July 11, 2014, the following entities held beneficially or of record more than 5% of TOF's outstanding Trust Shares:
Title of Class	Name and Address	Shares	Percentage of Shares
Federated Treasury Obligations Fund–Trust Shares	Band & Co. US Bank NA 220 S. 6th Street Minneapolis MN 55402	37,155,002	8.84%
	UMB Bank NA P.O. Box 419260 Kansas City MO 64141	210,776,176	50.14%
	National Financial Services 499 Washington Rd Jersey City NJ 07310	129,953,505	30.91%
Officers and Trustees own less than 1% of each class of TOF's outstanding shares.
Shareholders owning 25% or more of outstanding shares may be in control of the Fund of which they are a shareholder and be able to affect the outcome of certain matters presented for a vote of shareholders.
UMB Bank NA is organized in the state of Missouri and is a subsidiary of UMB Financial Corporation, also organized in the state of Missouri.
National Financial Services LLC is organized in the Commonwealth of Massachusetts and is a subsidiary of Fidelity Brokerage Services LLC, organized in the Commonwealth of Massachusetts. Fidelity Brokerage Services LLC is a subsidiary of FRM Corp., organized in the Commonwealth of Massachusetts.
INTERESTS OF CERTAIN PERSONS
The Adviser is a subsidiary of Federated Investors, Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue. John F. Donahue and J. Christopher Donahue currently serve as trustees of MMOT and CTSII.
OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY
All shareholder communication should be directed to CTSII's Secretary at 4000 Ericsson Drive, Warrendale, PA 15086-7561. Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561, so that they are received within a reasonable time before any such meeting.
No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of TCSII.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
By Order of the Board of Trustees,
John W. McGonigle
Secretary
July 23, 2014

AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 11th day of July, 2014 by and between MONEY MARKET OBLIGATIONS TRUST, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Acquiring Fund Registrant”), on behalf of its series, FEDERATED TREASURY OBLIGATIONS FUND (the “Acquiring Fund”), and CASH TRUST SERIES II, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Acquired Fund Registrant”), on behalf of FEDERATED TREASURY CASH SERIES II (“Acquired Fund” and, collectively with the Acquiring Fund, the “Funds”).
This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Acquired Fund (which offers Cash II Shares) (the “Acquired Fund Shares”) in exchange solely for Trust Shares of the Acquiring Fund (“Acquiring Fund Shares”); and (ii) the distribution of the Acquiring Fund Shares to the holders of the outstanding shares of the Acquired Fund; and (iii) the liquidation and dissolution of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).
WHEREAS, the Acquiring Fund Registrant and Acquired Fund Registrant are open-end, registered management investment companies, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;
WHEREAS, the Funds are authorized to issue their shares of beneficial interests;
WHEREAS, the Trustees of the Acquiring Fund Registrant have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;
WHEREAS, the Trustees of the Acquired Fund Registrant have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
ARTICLE I
TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND
1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees to deliver to the Acquired Fund the number of full and fractional shares of Acquiring Fund Shares, determined by multiplying (a) the shares outstanding of the Acquired Fund Shares, by (b) the ratio computed by dividing (x) the net asset value per share of the Acquired Fund Shares by (y) the net asset value per share of the Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Acquired Fund Shares will receive the Acquiring Fund Shares in redemption of their Acquired Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.
1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund. The assets to be acquired by the Acquiring Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, to the extent that they do not have continuing value to the Acquiring Fund.
The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund's assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.

The Reorganization is to occur after the close of business on the Closing Date, which is expected to be on or after September 19, 2014. On the Closing Date, substantially all of the assets of the Acquired Fund (except for deferred or prepaid expenses, amounts reserved for payment of Acquired Fund liabilities and any additional cash received by the Acquired Fund after the Closing Date in excess of accrued liabilities recorded on the Acquired Fund's books on or before the Closing Date that is retained by the Acquired Fund's adviser) will be acquired by the Acquiring Fund in exchange solely for Trust Shares of the Acquiring Fund equal in value to the aggregate NAV of the Cash II Shares of the Acquired Fund, as applicable, calculated as of 5:00 p.m., Eastern time, on the Closing Date.
The Acquired Fund is expected to satisfy its liabilities prior to the Closing Date. Accordingly, the Acquired Fund may set aside cash to satisfy its liabilities, which (along with deferred or prepaid expenses) would not be transferred to the Acquiring Fund. Following the Closing Date, if additional cash in excess of accrued expenses recorded on the Acquired Fund's books on or before the Closing Date are received by or returned to the Acquired Fund, the Acquired Fund's Adviser and its affiliates may retain such excess funds; any amounts received or returned that are not retained by the Acquired Fund's Adviser would be remitted to the Acquiring Fund.
1.3 LIABILITIES TO BE DISCHARGED. The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.
1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution and termination.
1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.
1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.
1.8 TERMINATION. The Acquired Fund shall be dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.
1.9 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.
1.10 OTHER REORGANIZATION-SPECIFIC ITEMS. In connection with the Reorganization, any minimum investment amounts applicable to initial investments in the Acquiring Fund Shares shall be waived with respect to the Acquired Fund Shareholder's initial receipt of Acquiring Fund Shares as part of the Reorganization.

ARTICLE II
VALUATION
2.1 VALUATION OF ASSETS. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using available market quotations (or an appropriate substitute that reflects current market conditions) in accordance with Rule 2a-7(c)(7)(ii)(A)(1) and in accordance with the valuation procedures established under such rule by the Board of Trustees of the Acquiring Fund Registrant or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the respective Boards of Trustees (each a “Board” and collectively, the “Boards”) of the Acquiring Fund Registrant and Acquired Fund Registrant).
2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share of Acquiring Fund Shares computed at the closing on the Closing Date, using the Amortized Cost Method as defined in Rule 2a-7(a)(2) in accordance with the valuation procedures established under such rule by the Board of the Acquiring Fund Registrant or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by their respective Boards).
2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets to be acquired by the Acquiring Fund pursuant to this Agreement, shall be determined in accordance with paragraph 1.1.
2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.
ARTICLE III
CLOSING AND CLOSING DATE
3.1 CLOSING DATE. The closing shall occur on or after September 19, 2014, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 5:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.
3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.
3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.
3.4 TRANSFER AGENT'S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause, State Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund Registrant or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, assignments, checks, certificates, opinions, receipts and other instruments or documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES
4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Acquired Fund Registrant, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund Registrant, on behalf of the Acquiring Fund, as follows:
(a)	The Acquired Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.
(b)	The Acquired Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Acquired Fund Registrant's registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund's shares are registered under the Securities Act of 1933, as amended (“1933 Act”), and such registration has not been revoked or rescinded and is in full force and effect.
(c)	The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(d)	The Acquired Fund is not in violation of, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of, any provision of the Acquired Fund Registrant's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound.
(e)	The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof. All contracts of the Acquired Fund will be terminated with respect to the Acquired Fund as of the Closing Date (including any such contracts with affiliated persons of the Acquired Fund).
(f)	Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect the Acquired Fund's financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
(g)	The audited financial statements of the Acquired Fund as of May 31, 2013, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.
(h)	The unaudited financial statements of the Acquired Fund as of November 30, 2013, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.
(i)	Since the date of the financial statements referred to in sub-paragraph (h) above, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this sub-paragraph (i), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(j)	As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Acquired Fund's knowledge, there have been no material miscalculations of the net asset value of the Acquired Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
(k)	The minute books and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Acquired Fund and of the Acquired Fund, the Acquired Fund's Board and committees of the Acquired Fund's Board. The stock transfer ledgers and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Acquired Fund Shares.
(l)	The Acquired Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.
(m)	All federal and other tax returns and reports of the Acquired Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
(n)	All issued and outstanding Acquired Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund Shares, and has no outstanding securities convertible into any of the Acquired Fund Shares.
(o)	At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Commonwealth of Massachusetts, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.
(p)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.
(q)	The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
(r)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Acquired Fund Registrant with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
(s)	The Acquired Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

(t)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Massachusetts law for the execution of this Agreement by the Acquired Fund Registrant, for itself and on behalf of the Acquired Fund, or the performance of the Agreement by the Acquired Fund Registrant, for itself and on behalf of the Acquired Fund, except, in each case, for: (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law; (ii) such other consents, approvals, authorizations and filings as have been made or received; and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.
(u)	The Acquired Fund, and the Acquired Fund Registrant with respect to the Acquired Fund, has complied and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Acquired Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund, or the Acquired Fund Registrant with respect to the Acquired Fund, that would question the right, power or capacity of: (a) the Acquired Fund to conduct its business as conducted now or at any time in the past; or (b) the Acquired Fund Registrant's ability to enter into this Agreement on behalf of the Acquired Fund or the Acquired Fund's ability to consummate the transactions contemplated by this Agreement.
4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund Registrant, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund Registrant, on behalf of the Acquired Fund, as follows:
(a)	The Acquiring Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.
(b)	The Acquiring Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Acquiring Fund Registrant's registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund's shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.
(c)	The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
(d)	The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, the Acquiring Fund Registrant's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.
(e)	Except as otherwise disclosed in writing to the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
(f)	The audited financial statements of the Acquiring Fund as of July 31, 2013, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)	The unaudited financial statements of the Acquiring Fund as of January 31, 2014, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.
(h)	Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this sub-paragraph (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.
(i)	All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
(j)	All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.
(k)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.
(l)	Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.
(m)	The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
(n)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Fund Registrant with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
(o)	The Acquiring Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.
(p)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Acquiring Fund Registrant, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Acquiring Fund Registrant, for itself and on behalf of the Acquiring Fund, except, in each case, for: (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law; (ii) such other consents, approvals, authorizations and filings as have been made or received; and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
(q)	The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V
COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND
5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.
5.2 APPROVAL OF SHAREHOLDERS. The Acquired Fund Registrant will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.
5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.
5.4 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.
5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.
5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Acquired Fund Registrant's Treasurer.
5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Acquiring Fund Registrant will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Acquired Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein.
5.8 PRE-CLOSING DIVIDEND. On or before the Closing Date, the Acquired Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.
ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND
The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:
All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by the Acquiring Fund Registrant's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:
All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund's name by the Acquiring Fund Registrant's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.
The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Fund Registrant.
ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND
If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Acquired Fund Registrant's Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.
8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.
8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.
8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.5 The parties shall have received an opinion of Reed Smith LLP substantially to the effect that for federal income tax purposes:
(a)	The transfer of all or substantially all of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
(b)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.

(c)	No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.
(d)	No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.
(e)	The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by such Acquired Fund Shareholder immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.
(f)	The tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.
(g)	Such opinion shall be based on customary assumptions and such representations as Reed Smith LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.
ARTICLE IX
EXPENSES
The Acquired Fund will pay all expenses associated with the Acquired Fund's and Acquiring Fund's participation in the Reorganization, provided, however, that the Acquiring Fund shall bear expenses associated with the qualification of Acquiring Fund Shares for sale in the various states. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.
ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1 The Acquiring Fund Registrant, on behalf of the Acquiring Fund, and the Acquired Fund Registrant, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.
10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.
ARTICLE XI
TERMINATION
This Agreement may be terminated by the Acquiring Fund Registrant or Acquired Fund Registrant on or before the Closing Date. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquiring Fund Registrant, the Acquired Fund or the Acquired Fund Registrant, or their respective Trustees or officers.

ARTICLE XII
AMENDMENTS
This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquired Fund Registrant, on behalf of the Acquired Fund, and the Acquiring Fund Registrant, on behalf of the Acquiring Fund, and as specifically authorized by their respective Boards; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.
ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY
The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.
This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Fund Registrant or Acquired Fund Registrant personally, but shall bind only the property of the Funds, as provided in the Declaration of Trust of the Acquiring Fund Registrant and Acquired Fund Registrant, as applicable. The execution and delivery of this Agreement have been authorized by the Trustees of the Acquiring Fund Registrant and Acquired Fund Registrant, as applicable, on behalf of the Funds and signed by authorized officers of the Acquiring Fund Registrant and Acquired Fund Registrant, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Funds as provided in the Declaration of Trust of the Acquiring Fund Registrant and Acquired Fund Registrant, as applicable.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.
Money Market Obligations Trust
on behalf of its portfolio,
Federated Treasury Obligations Fund
By:_______________________________
Name: John W. McGonigle
Title: Secretary
Cash Trust Series II
on behalf of its portfolio,
Federated Treasury Cash Series II
By:_______________________________
Name: John W. McGonigle
Title: Secretary
By:__________________________________
Name: John W. McGonigle
Title: Secretary

Financial Highlights–TCSII–Cash II Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 11/30/2013	Year Ended May 31,
		2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	—	—	—	—	—	0.004
Net realized gain on investments	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
TOTAL FROM INVESTMENT OPERATIONS	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.004
Less Distributions:
Distributions from net investment income	—	—	—	—	—	(0.004)
Distributions from net realized gain on investments	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	—	(0.000)[1]
TOTAL DISTRIBUTIONS	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	—	(0.004)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]	0.40%
Ratios to Average Net Assets:
Net expenses	0.08%[4]	0.16%	0.11%	0.20%	0.24%	0.64%
Net investment income	0.00%[4]	0.00%	0.00%	0.00%	0.00%	0.44%
Expense waiver/reimbursement[5]	1.11%[4]	0.90%	1.08%	0.93%	0.74%	0.26%
Supplemental Data:
Net assets, end of period (000 omitted)	$34,054	$44,995	$78,885	$68,478	$92,998	$130,903
1	Represents less than $0.001.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Represents less than 0.01%.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
B-1

Financial Highlights–TOF–Trust Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 1/31/2014	Year Ended July 31,
		2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.002
Net realized gain on investments	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
TOTAL FROM INVESTMENT OPERATIONS	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.002
Less Distributions:
Distributions from net investment income	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.002)
Distributions from net realized gain on investments	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
TOTAL DISTRIBUTIONS	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.002)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	0.01%	0.01%	0.01%	0.01%	0.01%	0.22%
Ratios to Average Net Assets:
Net expenses	0.06%[3]	0.14%	0.10%	0.16%	0.20%	0.51%
Net investment income	0.01%[3]	0.01%	0.01%	0.01%	0.01%	0.28%
Expense waiver/reimbursement[4]	0.72%[3]	0.65%	0.68%	0.63%	0.58%	0.30%
Supplemental Data:
Net assets, end of period (000 omitted)	$475,091	$560,816	$710,705	$826,650	$714,267	$552,204
1	Represents less than $0.001.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
B-2

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
CUSIP 147552301
Q452189 (7/14)
Federated Securities Corp., Distributor
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.
STATEMENT OF ADDITIONAL INFORMATION
July 23, 2014
ACQUISITION OF THE ASSETS OF
FEDERATED TREASURY CASH SERIES II
(a portfolio of Cash Series Trust II)
Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400
BY AND IN EXCHANGE FOR TRUST SHARES OF
FEDERATED TREASURY OBLIGATIONS FUND
(a portfolio of Money Market Obligations Trust)
Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400
This Statement of Additional Information dated July 23, 2014, is not a Prospectus. A Prospectus/Proxy Statement dated July 23, 2014, related to the above-referenced matter may be obtained from Federated Treasury Obligations Fund and/or Federated Treasury Cash Series II, by writing or calling Federated Treasury Obligations Fund and/or Federated Treasury Cash Series II, at the address and telephone numbers shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

1.	Statement of Additional Information of Federated Treasury Cash Series II, dated July 31, 2013.
2.	Statement of Additional Information of Federated Treasury Obligations Fund, dated September 30, 2013 (revised June 13, 2014).
3.	Audited Financial Statements of Federated Treasury Cash Series II, dated May 31, 2013.
4.	Audited Financial Statements of Federated Treasury Obligations Fund, dated July 31, 2013.
5.	Unaudited Financial Statements of Federated Treasury Cash Series II, dated November 30, 2013.
6	Unaudited Financial Statements of Federated Treasury Obligations Fund, dated January 31, 2014.
1

INFORMATION INCORPORATED BY REFERENCE
The Statement of Additional Information of Federated Treasury Cash Series II dated July 31, 2013, is incorporated by reference to Post-Effective Amendment No. 29 to its Registration Statement on Form N-1A (File Nos. 811-6269 and 33-38550), which was filed with the Securities and Exchange Commission (SEC) on July 26, 2013. A copy may be obtained from the Federated Treasury Cash Series II at 1-800-341-7400.
The Statement of Additional Information of Federated Treasury Obligations Fund dated September 30, 2013 (revised June 13, 2014), is incorporated by reference to Federated Treasury Obligations Fund, Post-Effective Amendment No. 23 to its Registration Statement on Form N-1A (File Nos. 811-5950 and 33-31602) which was filed with the Securities and Exchange Commission on September 26, 2013. A copy may be obtained from the Federated Treasury Obligations Fund at 1-800-341-7400.
The audited financial statements of Federated Treasury Cash Series II, dated May 31, 2013, are incorporated by reference to the Annual Report to shareholders of Federated Treasury Cash Series II, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on July 25, 2013.
The audited financial statements of Federated Treasury Obligations Fund, dated July 31, 2013, are incorporated by reference to the Annual Report to shareholders of Federated Treasury Obligations Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on September 25, 2013.
The unaudited financial statements of Federated Treasury Cash Series II, dated November 30, 2013, are incorporated by reference to the Semi-Annual Report to shareholders of Federated Treasury Cash Series II, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on January 27, 2014.
The unaudited financial statements of Federated Treasury Obligations Fund, dated January 31, 2014, are incorporated by reference to the Semi-Annual Report to shareholders of Federated Treasury Obligations Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on March 26, 2014.
2

FEDERATED TREASURY CASH SERIES II
(A Portfolio of Cash Trust Series II)
FEDERATED TREASURY OBLIGATIONS FUND
(A Portfolio of Money Market Obligations Trust)
Investment Adviser
Federated Investment Management Company.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Administrator
Federated Administrative Services
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
3

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Q452190 (5/14)
Federated Securities Corp., Distributor
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the Proxy Card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy Card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the Proxy Card below.

3) Sign and date the Proxy Card.

4) Return the Proxy Card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

M76706-S20781

Federated Treasury Cash Series II

A portfolio of Cash Trust Series II

SPECIAL MEETING OF SHAREHOLDERS — September 9, 2014

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of Federated Treasury Cash Series II, a portfolio of Cash Trust Series II (the “Trust”), hereby revoking any proxy heretofore given, designate and appoint Justine Patrick, Joshua Cippel, Maureen Ferguson, Diane Palmer, Erin Dugan and Shannon McDowell, as proxies to act at the Special Meeting of Shareholders (the “Special Meeting”) to be held on September 9, 2014 at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561, at 10:00 a.m. (Eastern Time), and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof and the attorneys named in this proxy will vote on such matters in their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.